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                                                                    EXHIBIT 99.8

                        NATIONAL RESTRICTIVE COVENANT AND
                            CONFIDENTIALITY AGREEMENT

      This Agreement is made and entered into this ____ day of ____________, 2004 by and between Accredo Health, Incorporated ("Company") and the employee who has executed this Agreement on the last page hereof ("Employee"). As used herein, "Protected Parties" shall mean Accredo Health, Incorporated, Accredo Health Group, Inc., Nova Factor, Inc., Hemophilia Health Services, Inc., Southern Health Systems, Inc., Pharmacare Resources, Inc., BioPartners In Care, Inc., Hemophilia Resources of America, Inc., Home Healthcare Resources, Inc., Home Healthcare Resources, Limited, Accredo Health Services (Infusion), Inc., Accredo Health Resources, Inc. (New York) and any Affiliate thereof.

                                  WITNESSETH:

      WHEREAS, on the date hereof Employee has entered into that certain Amended and Restated Employment Agreement with the company, the terms and conditions of which are incorporated herein by this reference, and the execution and delivery by Employee of this Agreement is a condition to the Company's agreement to enter into such employment agreement.

      NOW, THEREFORE, for and in exchange of the mutual promises contained herein and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Company, acting for itself and on behalf of all of the Protected Parties, and Employee agree as follows:

      1. Covenant of Non-Disclosure of Confidential Information. Employee recognizes that Employee has had, or will have, access to, and knowledge of, matters concerning the Drug Distribution Business, including but not limited to, contents of manuals, procedures, methods of doing business, the identity of referral sources and suppliers, patient records, information contained in the books and records of the Protected Parties, financial information, trade secrets, patient mailing lists, and the names and addresses of patients. All such information is hereinafter referred to as "Confidential Information." Employee acknowledges that the Confidential Information is valuable, proprietary and confidential to Protected Parties, and that Protected Parties have paid substantial consideration and incurred substantial costs to acquire or develop the Confidential Information. Employee agrees that the Confidential Information shall be treated as valuable, proprietary and confidential regardless of whether third parties would consider it valuable, proprietary and confidential. Employee agrees that Employee will not at any time, disclose, divulge, or make known to any person or entity, use, or otherwise appropriate for Employee's own benefit or the benefit of others any Confidential Information, or permit any person to examine or make copies of any documents that contain or are derived from Confidential Information, without the prior written consent of the President of Company. Employee agrees that upon termination of Employee's employment, Employee will turn over to Protected Parties all writings and all records of whatever nature, including computer records and mailing lists, containing Confidential Information kept by Employee or in Employee's possession, whether originals or copies, it being agreed that said records are the sole and exclusive property of Protected Parties, as applicable. Notwithstanding the preceding restrictions, Employee may use Confidential Information following reasonable prior notice to Company, to provide any mandatory responses to governmental inquiries. The obligations under this Section 1 are in addition to and not in lieu of any other rights or obligations, at law or in equity, to maintain the confidentiality of the Confidential Information, including under

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applicable "trade secret" laws. Confidential Information shall not be deemed to include information which is or becomes generally available to the public other than as a result of an impermissible disclosure hereunder by Employee.

      2. Restrictive Covenant.

            (a) Employee hereby acknowledges that the Drug Distribution Business conducted by Protected Parties is highly competitive and that Employee is, or will become, knowledgeable about the methods of doing business that are and will be employed by Protected Parties, the names and histories of patients, manuals, procedures, programs, referral sources, and advisors, pricing strategies, patient records, business plans, financial information, and other information which Protected Parties deem to be confidential, proprietary and a trade secret. Employee further acknowledges that should Employee enter into competition with Protected Parties in the Restricted Area, as defined herein, Employee would have a competitive advantage as a result of Employee's knowledge, and exposure acquired, concerning the Drug Distribution Business of Protected Parties. Therefore, in consideration of the benefits conveyed hereunder Employee agrees that during the Restricted Period defined below, and within the Restricted Area defined below, Employee shall not in any manner, directly or indirectly, jointly or individually, on Employee's own behalf, or in conjunction with or for the benefit of, any other party (whether as agent, employee, owner, partner, joint venturer, shareholder, independent contractor, investor, consultant, employer or advisor): (i) engage in, or assist others in engaging in, competition with a Protected Party within the meaning of Section 2(d), or (ii) establish or own any financial, beneficial or other interest in (other than any interest consisting of less than one percent 1% of a class of publicly traded security acquired in a public market free of transfer restriction), make any loan to or for the benefit of, or render any managerial, marketing or other advice or assistance, to any person engaged in competition with a Protected Party within the meaning of
Section 2(d).

            (b) In addition to the preceding covenant, and not in limitation thereof, Employee further agrees that during the Restricted Period, Employee will not in any manner, directly or indirectly, on Employee's own behalf, or in conjunction with or for the benefit of any other party, (i) call upon or otherwise solicit or service patients or prospective patients of Protected Parties or their Affiliates within the Restricted Area (collectively, "Restricted Patients"), for the purpose of competing with Protected Parties or their Affiliates for the business of said Restricted Patients or for the purpose of influencing Restricted Patients to cease using the services of Protected Parties or their Affiliates, (ii) call upon or otherwise solicit any other party that has a relationship, contractual or otherwise, with a Protected Party or their Affiliates, including without limitation, drug manufacturers or distributors, referral sources or third party payors, for the purpose of disrupting or attempting to disrupt any such relationships with a Protected Party or their Affiliates in a manner that would adversely affect the Drug Distribution Business of a Protected Party in the Restricted Area or for the purpose of assisting or creating such a relationship for any other party with business or operations engaged in the Drug Distribution Business in the Restricted Area, or (iii) induce or solicit, or attempt to induce or solicit, employees of Protected Parties or their Affiliates to leave their employment with a

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Protected Party or their Affiliates or in any way interfere with the relationship between Protected Parties or their Affiliates and any employee thereof.

            (c) Employee agrees that at no time during or after employment with a Protected Party will Employee attempt to discourage any patient, referral source, payor, or supplier from doing business with Protected Parties or any Affiliate thereof.

            (d) For purposes of this Section 2, a person or entity (including, without limitation, the Employee) shall be deemed to be a competitor of one or more of the Protected Parties, or a person or entity (including, without limitation, the Employee) shall be deemed to be engaging in competition with one or more of the Protected Parties, if, at the time of determination, such person or entity (A) engages in any business engaged in or proposed to be engaged in by any of the Protected Parties, (B) in any way conducts, operates, carries out or engages in the business of managing any entity engaged in any business described in clause (A), in each case, in the Restricted Area, excluding, however, during any period following the termination of the Employee's employment with a Protected Party, any business in which none of the Protected Parties was engaged or had proposed to be engaged at the time of termination of the Employee's employment with the Company. Employee acknowledges that the Protected Parties currently engage in the Drug Distribution Business throughout the United States and Puerto Rico. The Drug Distribution Business currently engaged in by the Protected Parties is the business of marketing, advertising, selling, distributing or providing on a retail basis (i) those drugs or therapies identified on Exhibit A hereto, or (ii) any blood clotting pharmaceutical, ancillary medical supplies or other related products as prescribed by a physician and required for the administration of blood clotting pharmaceuticals to hemophilia patients, or (iii) prescribed Premium Drugs distributed or sold pursuant to a contract whereby the drug manufacturer or distributor has granted the pharmacy an exclusive or preferred right to distribute or act as a dealer, agent or representative for the Premium Drugs, whether or not title to such drug passes to the pharmacy. A preferred right is defined as a right granted to ten or fewer entities to distribute drugs from the manufacturer or the manufacturer's distributor. A Premium Drug is a prescription drug for a chronic disease that lasts either for the life of the patient or for six months or more, with an average monthly sales price per patient exceeding $500.00.

            (e) The Restricted Area shall mean the fifty states comprising the United States of America and Puerto Rico. (Restricted Area shall exclude any state in which none of the Protected Parties was engaged in or proposed to be engaged in business at the time of termination of Employee's employment with a Protected Party).

            (f) The Restricted Period shall mean the period beginning on the date hereof and ending twenty-four months after Employee ceases for any reason to be employed by a Protected Party.

            (g) By way of example, and notwithstanding any provision herein to the contrary, for purposes of Section 2(a), Employee may, after termination of employment with the Protected Parties, be employed to perform services as an employee or consultant (i) at an over the counter walk in retail drugstore owned by a national retail drugstore chain, such as CVS, or at an inpatient hospital pharmacy; provided that the Employee may not perform services for any

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such entity's specialty pharmacy division which is engaged in the Drug
Distribution Business, such as Pharmacare, Inc., or (ii) for a drug manufacturer that is not directly engaged in the retail distribution of a drug in competition with a Protected Party, or (iii) for a manufacturer of infusion pumps, or (iv) for a distributor of medical supplies, including medical disposables, that is not engaged in the Drug Distribution Business, or (v) for a licensed Home Health Agency that is not engaged in the Drug Distribution Business, or (vi) for a payor that is not directly or indirectly engaged in the Drug Distribution Business, or (vii) for a drug wholesaler that only markets, advertises, sells, distributes or provides drugs to retail pharmacies on a wholesale basis and not at retail (such as Cardinal Health and Amerisource Bergen, but specifically excluded from this exception are Companies that sell drugs wholesale to physicians such as the sale at wholesale of IVIG for infusion of a patient by the physician, and such Companies are explicitly deemed to be in competition with the Protected Parties and Employee may not be employed to perform services as an employee or consultant for companies engaged in this type of wholesale transactions).

      3. Enforcement of, and Acknowledgement of Reasonableness of, Covenants.

            (a) Employee has carefully read and considered the provisions of Sections 1 and 2, and having done so, agrees that the terms of the covenants are fair and reasonable and are reasonably required for the protection of the interests of Protected Parties, their business, their officers, their directors, and their employees. Employee represents that Employee's experience, capabilities and circumstances are such that these provisions will not prevent Employee from earning a livelihood. Employee further agrees that Employee has received valuable and adequate consideration in exchange for entering into the restrictions set out in this Agreement.

            (b) Employee acknowledges and agrees that a remedy at law for any breach or threatened breach of the provisions of Sections 1 and 2 hereof would be inadequate, and, therefore, agrees that Protected Parties, jointly or severally, shall be entitled to injunctive relief, without posting bond or other security, in addition to any other available rights and remedies in cases of any such breach or threatened breach; provided, however, that nothing contained herein shall be construed as prohibiting a Protected Party from pursuing any other rights and remedies available for any such breach or threatened breach.

            (c) Employee further agrees that if suit is successfully brought to enforce this Agreement or to seek damages for its breach, Employee will pay to Protected Parties, in addition to any other damages caused to Protected Parties, all attorney fees incurred by Protected Parties in seeking such relief.

            (d) If Employee shall violate any covenant contained herein with a stated duration, the duration of any such covenant so violated shall automatically be extended with respect to the Employee for a period equal to the period during which such Employee shall have been in violation of such covenant.

            (e) Employee specifically acknowledges that the Protected Parties are intended third party beneficiaries of the covenants set out in this Agreement and that any of the Protected Parties suffering harm as a result of a breach of said covenants shall be entitled to

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enforce the provisions of the covenant without the necessity of joining any of the other Protected Parties and in such event, the covenants contained in Sections 1 and 2 shall be deemed to have been entered into directly with the Protected Party that has suffered harm.

            (f) For purposes of this Agreement, "Affiliate" shall mean any association, unincorporated organization, corporation, partnership, joint venture, joint stock company, limited liability company, business trust or other similar entity organized under the laws of the United States or any state thereof which is now or in the future controlled by, directly or indirectly, Accredo Health, Incorporated ("AHI") or any other Affiliate. Control shall mean the ownership of not less than thirty percent (30%) of the voting securities of an entity or the right to designate or elect not less than thirty percent (30%) of the members of its board of directors or other governing board or body by contract or otherwise.

      4. Waiver. No failure to exercise, and no delay in exercising, by either party hereto, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

      5. GOVERNING LAW. EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE'S EMPLOYMENT HAS SIGNIFICANT CONTACTS WITH TENNESSEE. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE. Employee hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Courts of the State of Tennessee and the United States of America located in Shelby County, Tennessee for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and Employee agrees not to commence any action, suit or proceeding relating thereto except in such courts), and Employee further agrees that any service of any process, summons, notice or document sent by U.S. registered mail to his or her last known address as set forth in the Protected Parties personnel files shall be effective service of process for any action, suit or proceedings brought against Employee in any such court. Employee hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Tennessee or the United States of America located in the Shelby County, Tennessee.

      6. Effect. This Agreement shall be binding upon, and shall inure to the benefit of, Company and the Employee and their respective heirs, legal representatives, executors, administrators, successors and assigns and shall inure to the benefit of the now or hereafter existing subsidiaries and Affiliates of AHI and their respective successors and assigns.

      7. Unenforceability. The parties agree that the provisions of this Agreement are severable. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, the remainder of this Agreement shall not be affected thereby and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. In particular, in the event the covenants in this Agreement shall be determined by any court of competent jurisdiction to be invalid or unenforceable by reason of extending for

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too great a period of time or over too great a geographical area, or by reason of being too extensive in any other respect, the covenants shall be interpreted to extend only over the maximum period of time, the maximum geographical area and the maximum extent in all other respects that the court shall determine is valid and enforceable.

      8. Headings. All headings herein are for ease of reference only and shall not be construed to enlarge or limit the provisions of this Agreement.

      9. Employment. No provision contained herein shall be deemed to guarantee Employee any fixed term of employment or continued employment by Company or any subsidiary or affiliate thereof. References in this Agreement to employment by a Protected Party or a subsidiary or affiliate thereof shall include employment thereby and the status as a leased or loaned employee.

      10. Syntax. As the context of this Agreement requires, the masculine gender shall include the feminine or the neuter.

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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written, Company acting through its duly authorized officer.

                                             ACCREDO HEALTH, INCORPORATED

                                             By:________________________________

                                             Title:_____________________________

                                             ___________________________________
                                             EMPLOYEE

                                             ___________________________________
                                             Employee's Printed Name